SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                         July 21, 2003
        ------------------------------------------------
        Date of Report (Date of Earliest Event Reported)



                         TELE-OPTICS, INC.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




                             Delaware
         ----------------------------------------------
         (State or Other Jurisdiction of Incorporation)



       0-161470                            65-0008442
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)




  2300 Glades Road, Suite 210, West Tower, Boca Raton, FL 33431
  -------------------------------------------------------------
             (Address of Principal Executive Offices)



                         (561) 750-6999
                 -------------------------------
                 (Registrant's Telephone Number)



      21218 St. Andrews Boulevard, #642, Boca Raton, FL 33433
  -------------------------------------------------------------
  (Former Name or Former Address, if changed since last report)


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ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company changed accountants from Grassano Accounting, P.A. to Robert
C. Seiwell, Jr. CPA. The report of Grassano Accounting, P.A. on the Company's financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern uncertainty.

In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2002, and in the subsequent interim period, there were no disagreements, disputes, or differences of opinion with Grassano Accounting, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Grassano Accounting, P.A. would have caused Grassano Accounting, P.A. to make reference to the matter in its report.


ITEM 7. - EXHIBITS

       Exhibit 16.1 - Letter of Grassano Accounting, P.A.


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                            SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELE-OPTICS, INC.



Dated: July 21, 2003                   By: /s/ John P. Little
                                          -----------------------------
                                          John P. Little, President



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